UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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JONES SODA CO.

(Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 - ELECTION OF DIRECTORS
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
TRANSACTIONS WITH RELATED PERSONS
REPORT OF AUDIT COMMITTEE
PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 — ADVISORY VOTE ON COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS (“SAY ON PAY”)
SHAREHOLDER PROPOSALS FOR 2017 ANNUAL MEETING
HOUSEHOLDING OF PROXIES
INTERNET VOTING
OTHER BUSINESS

66 S. Hanford St., Suite 150 Seattle, WA 98134	T 206-624-3357 F 206-624-6857 www.jonessoda.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 10, 2017

2:00 p.m.

To Jones Soda Co. Shareholders:

Notice is hereby given that the 2017 Annual Meeting of Shareholders of Jones Soda Co., a Washington corporation (the “Company”), will be held at 2:00 p.m. local time on Wednesday,  May 10, 2017 at the Company’s headquarters located at 66 S. Hanford St., Suite 150, Seattle, WA 98134, and via a live webcast on the Internet. Shareholders will be able to, and are encouraged, to attend the Annual Meeting and vote via the live webcast at www.virtualshareholdermeeting.com/JSDA2017. Only shareholders who owned stock at the close of business on the record date, March 17, 2017, are entitled to receive notice and to vote at the Annual Meeting, or any adjournments of the Annual Meeting that may take place. At the Annual Meeting, we will ask you to:

1.  elect five directors nominated by our Board of Directors;

2.  ratify the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for 2017;

3.  approve, by non-binding vote, the compensation paid to the Company’s named executive officers; and

4.  transact such other business as may properly come before the meeting and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE COMPANY NOMINATED DIRECTORS DESCRIBED IN THE PROXY STATEMENT “FOR” RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND “FOR” APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

Each of these items of business is more fully described in the Proxy Statement.

Internet Availability of Proxy Materials – We are furnishing proxy materials over the Internet in accordance with the Securities and Exchange Commission rules, which can be accessed at http://www.jonessoda.com/pages/investorrelations. Please read the Proxy Statement for more information on this alternative, which we believe will allow us to provide shareholders with the information they need while lowering the costs of delivering the Proxy Statement and related materials and reducing the environmental impact of the Annual Meeting.

By Order of the Board of Directors,

Eric Chastain
Chief Operating Officer and Corporate Secretary

Seattle, Washington

March 23, 2017

Please note that in order to attend and vote at the Annual Meeting via live webcast, shareholders will need to access the website at www.virtualshareholdermeeting.com/JSDA2017 and input the unique 12-digit control number assigned to such shareholder, as set forth on the shareholder’s proxy card or Notice of Internet Availability of Proxy Materials. Shareholders are encouraged to attend the meeting via the live webcast, as only limited seating will be available for the Annual Meeting at the Company’s headquarters

IMPORTANT

Whether or not you expect to attend the Annual Meeting via the live webcast or in person,  we urge you to vote by telephone, by internet or by marking your vote on the proxy card, signing and dating the proxy card, and returning it to us in the envelope provided at your earliest convenience. Your vote will ensure the presence of a quorum at the Annual Meeting and will save us the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is provided for that purpose. Sending in your proxy will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Please note, however, that if a broker, bank or other nominee is the record holder of your shares and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

JONES SODA CO.

66 S. Hanford St., Suite 150

Seattle, WA 98134

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Jones Soda Co., to be voted at the 2017 Annual Meeting of Shareholders, or at any adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at 2:00 p.m. (local time) on Wednesday,  May 10, 2017. The Annual Meeting will be held at the headquarters of Jones Soda Co. at 66 S. Hanford St., Suite 150, Seattle, WA 98134, and via a live virtual webcast. Shareholders are encouraged to attend the Annual Meeting and vote during the meeting via live webcast at www.virtualshareholdermeeting.com/JSDA2017. The matters for consideration at the Annual Meeting are as set forth in the accompanying Notice of Annual Meeting of Shareholders.

We intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) on or about April 1, 2017, to all shareholders entitled to vote at the Annual Meeting. The Notice of Internet Availability contains instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the  “2016 Annual Report”), including financial statements. The Notice of Internet Availability also contains a unique 12-digit control number for each shareholder, to enable such shareholder to attend and vote at the virtual webcast of the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING TO BE HELD ON May 10, 2017

The Proxy Statement and the 2016 Annual Report are available at:

http://www.jonessoda.com/pages/annual-reports

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting via the webcast or in person, we urge you to vote and submit your proxy in order to ensure the presence of a quorum.

Registered holders may vote:

1.  By Internet: go to www.proxyvote.com;

2.  By toll-free telephone: call 1-800-690-6903; or

3.  By mail: mark, sign, date and promptly mail the proxy card in the postage-paid envelope provided.

Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

Beneficial Shareholders. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

Voting and Outstanding Shares

Only holders of record of our common stock at the close of business on March 17, 2017 are entitled to notice and to vote at the Annual Meeting. There were 41,379,373 shares of common stock issued and outstanding on that date. Shareholders are entitled to one vote for each share of common stock held on each matter to be voted upon at the Annual Meeting. If your shares are represented by a completed and signed proxy, they will be voted in accordance with your directions. If your proxy is signed and returned without any directions given, your shares will be voted in accordance with the Board's recommendations.

We are not aware, as of the date of this Proxy Statement, of any matters to be voted on at the Annual Meeting other than as stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the provided proxy gives discretionary authority to the persons named in it to vote the shares in their best judgment.

If the Annual Meeting is adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been revoked or withdrawn, notwithstanding that they may have been voted on the same or any other matter at a previous meeting.

Quorum; Approval Requirements

Under our Bylaws, the presence at the Annual Meeting, in person or by proxy, of holders of record of at least 33 1/3 % of the outstanding shares of common stock constitutes a quorum at the Annual Meeting.

For Proposal 1, Election of Directors, directors are elected by a plurality of votes. Accordingly, the six nominees for election to the Board of Directors who receive the greatest number of affirmative votes cast at the Annual Meeting will be elected to the Board.

For Proposal 2, Ratification of Appointment of Independent Registered Public Accounting Firm, this matter will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

For Proposal 3, Advisory Vote on Compensation Paid to our Named Executive Officers (the “Say on Pay” proposal), this matter will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

Broadridge Financial Solutions, Inc., our registrar and transfer agent, will act as Inspector of Elections at the Annual Meeting and, in that capacity, will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will have no impact on the votes relating to any of the proposals because they will not represent votes cast at the Annual Meeting for the purpose of voting on such proposals. However, abstentions and broker non-votes are counted as present for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. An abstention occurs when a shareholder withholds such shareholder’s vote by checking the “abstain” box on the proxy, or when a shareholder present at the Annual Meeting does not cast a ballot. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker either does not exercise, or is not permitted to exercise, discretion to vote those shares on a particular matter. However, brokers may exercise discretion to vote shares as to which instructions are not given with respect to Proposal 2, Ratification of Appointment of Independent Registered Public Accounting Firm. Brokers may not exercise discretion to vote shares as to which instructions are not given with respect to Proposal 1, Election of Directors,  or Proposal 3, the Say on Pay Proposal.

Solicitation of Proxies

Our Board of Directors is soliciting proxies pursuant to this Proxy Statement. Jennifer L. Cue, our Chief Executive Officer, and Max Schroedl, our Chief Financial Officer, are each named as proxies on the proxy card. We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of the Notice of Internet Availability and if requested, this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of the Notice of Internet Availability will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of common stock in their names that are beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the Notice of Internet Availability to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, email, facsimile or personal solicitation by our directors, officers or other regular employees, none of whom will be paid any additional compensation for such services.

Revocability of Proxies

Any shareholder who executes a proxy pursuant to this solicitation retains the right to revoke it at any time before it is voted. It may be revoked by delivering to our Corporate Secretary, at or prior to the Annual Meeting, either a written notice of revocation or a duly executed proxy bearing a later date. Alternatively, it may be revoked by voting  at the Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of six directors. Each director elected at the Annual Meeting will hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Directors are elected by a plurality of the shares voted at the Annual Meeting.

On March 10, 2017, Mills Brown notified the Company that he would not be standing for re-election at the Annual Meeting, and that he would resign from the Company’s Board effective May 3, 2017 due to personal reasons and time considerations. The Company expresses its gratitude to Mr. Brown for his many valuable contributions. The size of the Company’s Board and membership of each of the Company’s committees will remain the same as the Nominating Committee searches for qualified candidates to fill Mr. Brown’s vacancy based on the Company’s current initiatives. The Board will designate a new Chair of the Compensation and Governance Committee to replace Mr. Brown at a later date.

Unless otherwise directed, the persons named as proxies in the provided proxy card will vote the proxies received by them for the six nominees named below. In the event that any nominee is unable or declines to serve as a director at or prior to the time of the Annual Meeting (an event that currently is not anticipated by management), the proxies will be voted for the election of such substitute nominee as the Board of Directors may propose.

The Board recommends a vote “FOR” each of the persons nominated by the Board.

Nominees

Set forth below is biographical information for each of the five nominees as director, each of whom is currently on our Board.

Name	Position / Background	Age	Director Since
Richard V. Cautero

Mr. Cautero is President and Managing Director of Executive Advisory Services, where he has performed consulting, board and advisory work in the consumer, manufacturing and service sectors since 2006. Prior to 2006, he successfully held numerous executive positions in the Consumer Packaged Goods Sector (CPG) over an almost 30 year career with Kraft Foods and its former corporate parent, The Altria Group. Some examples of his key executive roles included Vice President of Finance for Corporate Planning & Strategy at the Altria corporate parent and Chief Financial Officer of the Maxwell House Coffee Division at Kraft, among many others. Mr. Cautero earned both Bachelors and Masters of Business Administration degrees from Hofstra University. We believe Mr. Cautero is qualified to serve on our Board of Directors because of his deep understanding and experience in our industry sector as well as his track record of improving operating performance in the companies where he has worked.

		61	December 2011

Jennifer L. Cue

Ms. Cue was appointed as our President and Chief Executive Officer effective June 27, 2012 after joining the Board of Directors in April 2012. Ms. Cue served as Interim Chief Financial Officer of the Company from September 2011 to December 2011. She previously served in many roles with the Company, including as Chief Financial Officer and Corporate Secretary from 1997 to 2005, as Chief Operating Officer from 2002 to 2005, and as Vice President, Corporate and Financial Development from 1995 to 1997. She also previously served as a member of the Board from 1995 to 2005. During her time away from the Company from 2005 to 2011, Ms. Cue focused on strategic business consulting, private investment initiatives and financial advising. Ms. Cue holds an MBA from McGill University in Montreal and a Bachelor of Commerce from the University of British Columbia in Vancouver, British Columbia. Ms. Cue is also a Chartered Financial Analyst. We believe Ms. Cue is qualified to serve on our Board of Directors because she brings first-hand knowledge of the Company's day-to-day operations as well as an understanding of the operational, financial and strategic issues facing our Company.

	53	April 2012
Michael M. Fleming

Mr. Fleming is Chairman of our Board of Directors.  Mr. Fleming is an attorney with the law firm Ryan, Swanson & Cleveland, PLLC specializing in real estate, dispute resolution, securities and environmental matters.  Mr. Fleming previously was an attorney with the law firm of Lane Powell PC from 2000 to 2013. Mr. Fleming also serves on the Board of Directors of S&W Seed Co., an agricultural products company, where he serves as Chairman of the Audit and Compensation Committees. Mr. Fleming has served on the Board of Directors of Big Brothers and Big Sisters of Puget Sound since 2002 and was Chairman of the Board of Directors for 2008/2009. He has also been the President and owner of Kidcentre, Inc., a company in the business of providing child care services in Seattle, Washington, since 1988. Since 1985, he has also been the President and owner of Fleming Investment Co., an investment company. Mr. Fleming holds a Bachelor of Arts degree from University of Washington and a law degree from the University of California, Hastings College of the Law. We believe Mr. Fleming is qualified to serve on our Board of Directors because his experience as President and owner of two businesses as well as his legal background contribute legal expertise in matters of business and securities law.

	68	April 1997
Matthew K. Kellogg

Mr. Kellogg is currently the managing member of Canal Investments LLC, an investment firm, serving in such capacity since 2003. Mr. Kellogg has served as a director since 2008. He previously served as a director of the Company from 1999 to 2006, as Corporate Secretary (in a nonemployee capacity) from March 2006 to August 2006 and as Executive Chairman from March 2002 to November 2002. In 2007, Mr. Kellogg co-founded Point32, a real estate development firm, which he sold in 2015. Mr. Kellogg co-owns Tutta Bella Neapolitan Pizzeria, a regional casual restaurant chain. Mr. Kellogg holds a Bachelor of Science degree from Skidmore College. We believe Mr. Kellogg is qualified to serve on our Board of Directors because his experience as a business co-owner as well as his investment experience contribute extensive business management and business development expertise.

	51	June 2008

Susan A. Schreter

Ms. Schreter is the Chairman of the Board and Chief Executive Officer of Start on Purpose Corporation, an online directory service.  She has served in this role since 2014. She also is an entrepreneurship educator, author and contributor to online, print and television features on venture capital and small business financial management.  She also serves as Chief Executive Officer of TakeCommand Information Media, Inc., a position held since 2006.  Previously, she served as Chief Executive Officer of First Transaction Management, Inc., a general business and strategic planning consulting firm from 1999 to 2008. Ms. Schreter received a Bachelor of Arts degree and is an honors graduate of Smith College. Ms. Schreter is a Board Leadership Fellow with the National Association of Corporate Directors (NACD). We believe Ms. Schreter is qualified to serve on our Board of Directors because her experience as Chief Executive Officer and Chairman of the Board of other companies and her background in the business and entrepreneurial fields contribute experience and knowledge in business finance and strategic planning.

	55	June 2008

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

The Board of Directors has determined that five of our six current directors are “independent directors” within the meaning of the listing standards of The Nasdaq Stock Market: Mills Brown, Richard Cautero, Michael Fleming, Matthew Kellogg and Susan Schreter. In making its independence determinations, the Board of Directors considered all relationships between any of the directors and the Company.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors selects by consensus the Chairman from the directors. Michael Fleming serves as the current Chairman of the Board. The Board of Directors does not have a specific policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate, or if the roles are separate, whether the Chairman of the Board should be selected from the non-employee directors. Currently, these roles are separate and the Chairman is a non-employee director. The Board of Directors believes that it should have discretion to determine the most appropriate leadership structure within the Board from time to time.

The Board of Directors believes having an independent Chairman of the Board is the appropriate leadership structure for the Board at this particular time. The Board believes this structure ensures a greater role for the independent directors in the oversight of the Company, as well as their active participation in setting agendas and establishing priorities and procedures for the work of the Board. The Board also believes its administration of risk oversight, as discussed below, has not affected the Board's leadership structure.

The Board of Directors oversees the risk management process, while executive management oversees and manages risk on a day-to-day operational basis. The Board receives regular reports from executive management on areas of material risk to the Company, including operational, financial, legal, regulatory and strategic risks. While the Board is ultimately responsible for risk oversight, each of the Board committees assists in fulfilling these oversight responsibilities. The Audit Committee oversees management of financial risks by identifying key areas of risk for the Company, reviewing management's policies, programs and policies to deal with risk, identifying members of management whose responsibility it is to manage risks and receiving reports from such persons. The Compensation and Governance Committee (the “Compensation Committee”) is responsible for overseeing the management of risks relating to corporate governance and the compensation of executives, employees and non-employee directors. The Nominating Committee manages risks associated with Board composition, including the independence of Board members. The Chair of the relevant Board committee reports on its discussions to the full Board, enabling the Board and its committees to coordinate the risk oversight roles.

Board Attendance

During the 2016 fiscal year, the Board of Directors held eight meetings. Each director was in attendance at more than 75% of the meetings held of the Board and any committees on which he or she served during his or her tenure as a director in 2016. At each Board meeting, non-employee directors have the opportunity to, and regularly do, meet in executive session without members of management present.

We do not have a formal policy requiring director attendance at our annual meeting of shareholders; however, all directors are encouraged to attend. At last year's 2016 Annual Meeting of Shareholders, two of our directors were in attendance.

Board Meetings and Committees

Our Board has an Audit Committee, a Compensation and Governance Committee and a Nominating Committee. The membership of each committee as of March 17, 2017 is indicated below:

Director	Audit	Compensation and Governance	Nominating
Mills A. Brown		Chair	X
Richard V. Cautero	X
Michael M. Fleming	X		X
Matthew K. Kellogg		X	Chair
Susan A. Schreter	Chair	X

Audit Committee

The Audit Committee represents the Board of Directors in discharging its responsibilities relating to our accounting, reporting, financial and internal control practices. The Audit Committee has general responsibility for reviewing with management the financial and internal controls and the accounting, auditing and reporting activities of our company and our subsidiaries. Among its responsibilities, the Audit Committee: annually reviews the qualifications and independence of our independent public accounting firm; is responsible for selecting, retaining or replacing our independent auditors; reviews the scope, fees and result of their audit; reviews and approves any non-audit services and related fees; is informed of their significant audit findings and management's responses; and reviews legal and regulatory compliance matters. The Audit Committee reviews the quarterly and annual financial statements and recommends their acceptance to the Board of Directors. The Audit Committee has a written charter, which is posted on the Company’s website at http://www.jonessoda.com/pages/Corporate-Governance under the heading “Corporate Governance.”

During 2016, the Audit Committee consisted of Ms. Schreter (Chair) and Messrs. Cautero and Fleming. The Board of Directors determined that Ms. Schreter qualifies as an “audit committee financial expert” within the meaning of Securities and Exchange Commission (“SEC”) rules. All of the directors on the Audit Committee qualify as “independent directors” within the meaning of SEC rules and the listing standards of The Nasdaq Stock Market. The Audit Committee held five meetings in 2016.

Compensation and Governance Committee

During 2016, the Compensation and Governance Committee consisted of Messrs. Brown (Chair) and Kellogg and Ms. Schreter. Each member of the Compensation Committee qualifies as an “independent director” within the meaning of SEC rules and under the Nasdaq Stock Market listing standards. All other Compensation Committee matters were handled at the Board level. Compensation for the Named Executive Officers is recommended by the Compensation Committee to the full Board of Directors. All decisions and recommendations of the Compensation Committee are reported to and approved by our Board.

Pursuant to its written charter, the primary functions of the Compensation Committee are to assist with the responsibilities of the Board of Directors relating to the compensation of the Company’s Chief Executive Officer, other executives, and employees, and administration of the Company’s benefit plans. The Compensation Committee is also responsible for performing other compensation- and governance-related duties set forth in its written charter, which is posted on the Company’s website at http://www.jonessoda.com/pages/Corporate-Governance under the heading “Compensation Committee Charter.” The Compensation Committee, when appropriate, may delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee, the Board or Company officers. Additionally, the Compensation Committee, in its sole discretion, may retain compensation consultants, independent counsel, accounting and other professionals without seeking approval of the Board with respect to the selection, fees or retention terms for these advisors. The Compensation Committee did not retain a compensation consultant in 2016.

Under its charter, the Compensation Committee establishes, and annually reviews, policies regarding executive compensation. With respect to our Chief Executive Officer, the Compensation Committee solicits input from the full Board of Directors and, based on that input, develops corporate goals and objectives relevant to the CEO’s compensation, evaluates the CEO’s performance in light of those goals and objectives and recommends to the Board the CEO’s compensation based on this evaluation and other relevant information. For other executive officers, the CEO provides the Compensation Committee a performance assessment and recommendation regarding performance goals and compensation. The Compensation Committee reviews this information and the recommendations, as well as other relevant information, and recommends the compensation of these officers on an annual basis to the Board for approval. With respect to equity grants, the Compensation Committee has the authority, without Board approval, to approve all equity awards to employees and executive officers.

The Chief Executive Officer reports to the Compensation Committee periodically on the results of the evaluations of our executive officers (other than the CEO). In addition to the CEO’s involvement in setting individual performance goals, conducting evaluations and making compensation recommendations for other executive officers, our management team plays an active role in updating the Compensation Committee on the trends and challenges of hiring, retaining and competing for talent. The management team periodically suggests alternative forms of compensation or compensation strategies to assist the Compensation Committee in recommending to the Board compensation packages that will enable us to attract and retain key talent.

Under its charter, the Compensation Committee also reviews director compensation practices, including analysis of our practice in comparison to other companies, and recommends to the Board of Directors revisions to our director compensation program. In addition, the Compensation Committee develops, periodically reviews and recommends to the Board director and executive stock ownership guidelines, and provides oversight and recommendations to the Board regarding our tax-qualified and nonqualified benefit plans. The Compensation Committee reports regularly to the Board and seeks its approval on any other significant matters arising from the Committee's work, including awards to top executives and special executive employment, compensation and retirement arrangements. The Compensation Committee did not hold any meetings in 2016.

Nominating Committee

During 2016, the Nominating Committee consisted of Messrs. Kellogg (Chair), Brown and Fleming. All of the directors on the Nominating Committee qualify as “independent directors” within the meaning of the listing standards of The Nasdaq Stock Market. The Nominating Committee did not hold any meetings in 2016.

The primary functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors and to approve and recommend to the Board of Directors director candidates for election to the Board of Directors. The Nominating Committee is also responsible for performing other related duties set forth in its written charter, which is posted on the Company's website at http://www.jonessoda.com/pages/Corporate-Governance under the heading “Nominating Committee Charter.”

The Nominating Committee is generally responsible for the identification, review, selection and recommendation to the Board of Directors of candidates for director nominees, including the development of policies and procedures to assist in the performance of these responsibilities. The Nominating Committee reviews with the Board the requisite qualifications, skills and characteristics for Board nominees and composition and the specific considerations relating to individual director candidates. Upon the Nominating Committee's recommendations, the Board recommends the director nominees to the shareholders for election.

Potential director candidates are referred to the Chair of the Nominating Committee for consideration by the Nominating Committee, which may then recommend the director candidate to the Board of Directors for its consideration, if deemed appropriate. If necessary or desirable in the opinion of the Nominating Committee, the Nominating Committee will determine appropriate means for seeking additional director candidates, including engagement of outside consultants to assist in the identification of director candidates.

The Nominating Committee will consider candidates recommended by shareholders. Shareholders wishing to suggest director candidates should submit their suggestions in writing to the Chair of the Nominating Committee, c/o the Corporate Secretary of the Company, providing the candidate's name, biographical data and other relevant information. Shareholders who intend to nominate a director for election at the 2018 Annual Meeting of Shareholders must provide advance written notice of such nomination to the Corporate Secretary of the Company in the manner described below under the heading “Shareholder Proposals For 2018 Annual Meeting.”

The Nominating Committee has recommended to the Board of Directors, and the Board has adopted, the Director Selection Guidelines set out in Exhibit A to the Nominating Committee charter. In accordance with the Director Selection Guidelines, the Nominating Committee and the Board, as appropriate, will review the following considerations, among others, in their evaluation of candidates for Board nomination: personal and professional ethics; training, experience and ability at making and overseeing policy in business; commitment to fulfilling the duties of the Board; commitment to understanding the Company’s business; commitment to engaging in activities in the best interests of the Company; independence; diversity; industry knowledge and contacts; financial or accounting expertise; leadership qualities; public company board of director and committee experience and other relevant qualifications. The Nominating Committee does not have a formal policy with respect to diversity; however, the Nominating Committee and the Board believe it essential to have directors representing diverse viewpoints. Accordingly, diversity is one factor considered by the Nominating Committee in evaluating overall Board composition and evaluating appropriate director candidates. We believe our current directors bring strong diversity of experiences to the Board as leaders in business, finance and legal affairs. Under the oversight of the Nominating Committee, the Board periodically reviews the composition of the Board and assesses the characteristics and critical skills required of prospective director candidates.

The Nominating Committee periodically reviews with the Board the appropriate process for and the considerations to be taken in the evaluation of director candidates. In the event there is a vacancy on the Board, the Chair of the Nominating Committee will initiate the effort to identify appropriate director candidates.

Shareholder Communication with the Board

Shareholders who wish to communicate with our Board of Directors or with a particular director can send correspondence to our Corporate Secretary, c/o Jones Soda Co., 66 S. Hanford St., Suite 150, Seattle, WA 98134. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such correspondence must identify the author as a shareholder of Jones Soda Co., and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified directors.

Depending on the subject matter of the communication, management will do one of the following:

•	forward the communication to the director or directors to whom it is addressed;
•	attempt to handle the inquiry directly, for example where it is a request for information about Jones Soda Co. or it is a stock related matter; or
•	not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and shall make those communications available to the directors.

In addition, any person who desires to communicate any matter specifically to our Audit Committee may contact the Audit Committee by addressing a letter to the Chair of the Audit Committee, c/o Corporate Secretary, Jones Soda Co., 66 S. Hanford St., Suite 150, Seattle, WA 98134. Communications addressed to the Audit Committee Chair may be submitted anonymously, in which event the envelope will not be opened for any purpose other than appropriate security inspections. Otherwise, such mailing will be forwarded directly to the Chair of our Audit Committee for his or her review and follow-up action as he or she deems appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 17, 2017 certain information regarding the beneficial ownership of our outstanding common stock by the following persons or groups:

•	the Named Executive Officers identified in the Summary Compensation Table below;
•	each of our current directors and director nominees; and
•	all of our current directors and executive officers as a group.

Other than Ms. Cue, our CEO, we are not aware of any person who beneficially owned more than 5% of our common stock as of March 17, 2017.

As of March 17, 2017 there were  41,379,373 shares of common stock issued and outstanding. Unless otherwise indicated, each person's address is c/o Jones Soda Co., 66 S. Hanford St., Suite 150, Seattle, WA 98134.

Beneficial ownership is determined in accordance with SEC rules and includes shares over which the indicated beneficial owner exercises voting and/or investment power.  Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 17, 2017 are deemed outstanding for computing the percentage ownership of the person holding the options, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated and subject to community property laws where applicable, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the shares listed opposite their names.

	Beneficial Ownership of Common Stock (1)
Name and Address of Beneficial Owner	No. of Shares		Options Currently Exercisable or Within 60 Days	Total Beneficial Ownership		Percent of Total
Executive Officers and Directors
Jennifer L. Cue, Chief Executive Officer and Director	2,406,360		270,000	2,676,360		6.2%
Eric Chastain, Chief Operating Officer and Corporate Secretary	10,500		213,208	223,708		*
Max Schroedl, Chief Financial Officer	—		28,125	28,125		*
Mills A. Brown, Director	662,728	(2)	260,000	922,728	(2)	2.1%
Richard V. Cautero, Director	51,893		220,000	271,893		*
Michael M. Fleming, Director	27,995		325,000	352,995		*
Matthew K. Kellogg, Director	169,092		425,000	594,092		1.4%
Susan A. Schreter, Director	107,677		275,000	382,677		*
All current directors and executive officers as a group (7 persons)	3,436,245		2,016,333	5,452,578		12.6%

_______________

*	Less than one percent
(1)	The table is based upon information supplied by such principal shareholders, executive officers and directors.
(2)	Includes 411,728 shares held by an investment company wholly-owned by Mr. Brown.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Reporting Persons are also required by SEC regulations to furnish us with copies of all such ownership reports they file. SEC regulations also require the Company to identify in this Proxy Statement any Reporting Person who failed to file any such report on a timely basis.

Based solely on our review of the copies of such reports received or written communications from certain Reporting Persons, except as set forth below, we believe that all Reporting Persons filed all required Section 16(a) reports on a timely basis for fiscal year 2016:  Ms. Cue filed a late Form 4 in June 2015 with respect to the grant and exercise of certain stock options and a late Form 4 in January 2016 with respect to the grant of stock options in December 2015.

Code of Ethics

We have a Code of Ethics that applies to our Chief Executive Officer, Controller and other senior financial officers, as well as a Code of Conduct applicable to all directors, officers and employees. A copy of each is posted on the Company's website at http  under the headings “Code of Ethics” and “Code of Conduct.” If we waive any material provision of our Code of Conduct or Code of Ethics for our CEO and senior financial officers or substantively change the codes, we will disclose that fact on our website within four business days.

EXECUTIVE OFFICERS

Our executive officers as of March 17, 2017 were as follows:

Name	Age	Position
Jennifer L. Cue.............................................................	53	President and Chief Executive Officer
Eric Chastain...............................................................	46	Chief Operating Officer and Corporate Secretary
Max Schroedl...............................................................	34	Chief Financial Officer

Ms. Cue’s biography is set forth above under Proposal 1, Election of Directors.

Mr. Chastain was appointed as our Chief Operating Officer effective June 2014. He has been with the Company for nearly 15 years, and previously served as Vice President of Operations of the Company from May 2002 to June 2014. As Chief Operating Officer, Mr. Chastain is responsible for directing the operational aspects of our contract manufacturing, as well as purchasing, logistics, and product development. Additionally, Mr. Chastain leads the international business development for the Company. Prior to joining the Company, Mr. Chastain had several years of beverage manufacturing experience as Director of Operations. Mr. Chastain attended Washington State University and Central Washington University where he earned a Bachelor of Arts degree in Business Administration.

Mr. Schroedl was appointed as our Chief Financial Officer effective March 7, 2017. Mr. Schroedl served as Vice President of Finance and Principal Financial Officer effective May 11, 2016 after serving as Controller of the Company since January, 2016. Previously, Mr. Schroedl served as Controller of Sabey Data Centers from May 2013 to November 2015. In addition, he held various accounting and financial reporting roles at Expedia, Inc. from May 2012 to May 2013, BRE Properties Inc. from April 2008 to May 2012, and Deloitte from September 2006 to March 2008. Mr. Schroedl has a Bachelor of Arts in Business Administration (accounting emphasis) and Masters in Public Accounting (audit and assurance), both from the University of Washington, and is a Certified Public Accountant.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows for the fiscal years ended December 31, 2016 and 2015, all compensation awarded, earned by or paid to the following persons (the “Named Executive Officers”) by the Company:

•	Jennifer L. Cue, our President and Chief Executive Officer; and
•	Eric Chastain, our Chief Operating Officer and Corporate Secretary; and
•	Max Schroedl, our Chief Financial Officer

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total
Jennifer L. Cue	2016	$96,000	$—	$6,000	$102,000
President, Chief Executive Officer and Director	2015	96,000	133,143	$6,000	$235,143
Eric Chastain	2016	105,000	27,852	—	132,852
Chief Operating Officer and Corporate Secretary	2015	105,000	27,903	—	132,903
Max Schroedl (3)	2016	92,051	72,619	—	164,670
Chief Financial Officer	2015	—	—	—	—

____________

(1)

Represents the aggregate grant date fair value for awards granted, as applicable, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). See Note 9 of the consolidated financial statements in our 2016 Annual Report regarding the assumptions underlying the valuation of equity awards.

(2)	“All Other Compensation” for 2016 and 2015 consisted of a $6,000 car allowance
(3)	Mr. Schroedl joined the Company on January 29, 2016.

Narrative Disclosure to Summary Compensation Table

The following describes the material factors necessary to understand the compensation disclosed in the Summary Compensation Table.

Jennifer L. Cue. Ms. Cue serves as our President and Chief Executive Officer pursuant to an employment agreement that was effective June 2012. Pursuant to the employment agreement, Ms. Cue receives an annual base salary of $96,000 and based on the achievement of performance metrics that may be established by the Compensation and Governance Committee of our Board of Directors, she will be eligible for performance-based bonuses. No performance bonus was paid to Ms. Cue for 2016 or 2015.  During 2016 and 2015,  Ms. Cue was entitled to a $500 per month car allowance.

Pursuant to her employment agreement, Ms. Cue was granted stock options on August 6, 2012 to purchase 2,000,000 shares of common stock subject to the terms and conditions of the 2011 Incentive Plan, with the first stock option for 1,000,000 shares fully vested upon grant and the second stock option vesting over time subject to her continued employment, with 50% vested on June 27, 2013 and the balance vested on June 27, 2014. The stock options have an exercise price of $0.29 per share (the closing price of our common stock on the date of grant). Ms. Cue exercised these stock options in full during 2014.

In connection with her performance, during 2015, the Company awarded Ms. Cue two grants of stock options totaling 550,000 shares of common stock subject to the terms and conditions of the 2011 Incentive Plan, with the options fully vested upon grant. On May 29, 2015, fully vested stock options to purchase 300,000 of common stock were granted to Ms. Cue with an exercise price of $0.34 per share, the closing trading price on such date, which options were subsequently exercised in full. On December 21, 2015, fully vested stock options to purchase 250,000 shares of common stock were granted to Ms. Cue with an exercise price of $0.41 per share, the closing trading price on such day.

Eric Chastain, Mr. Chastain has served as our Chief Operating Officer since June 2014 and as Corporate Secretary since December 2015. Mr. Chastain previously served as Vice President of Operations from 2002 until June 2014 when he was promoted to Chief Operating Officer. Mr. Chastain receives an annual base salary of $105,000. In addition, Mr. Chastain is eligible to receive an annual performance bonus based on the Company achieving certain net income targets, all subject to approval by the Compensation and Governance Committee. No performance bonus was paid to Mr. Chastain for 2016 or 2015.

In connection with his performance, in December 2016, the Company awarded Mr. Chastain a stock option grant of  100,000 shares of common stock with an exercise price of $0.41 per share subject to the terms and conditions of the 2011 Incentive Plan, 50,000 shares of which would become exercisable on March 31, 2018 only if the Company achieves certain quantitative performance targets, and 50,000 shares of which would become exercisable as follows: (i) 25% of such shares upon the first anniversary of the vesting commencement date and (ii) an additional 1/48th of such shares at the conclusion of each additional one-month period thereafter until December 8, 2020.

In connection with his performance, in 2015, the Company awarded Mr. Chastain a stock option grant totaling 100,000 shares of common stock with an exercise price of $0.41 per share subject to the terms and conditions of the 2011 Incentive Plan, 50,000 shares of which would become exercisable on March 31, 2017 only if the Company achieves certain quantitative performance targets, and 50,000 shares of which would become exercisable as follows: (i) 25% of which shares upon the first anniversary of the vesting commencement date and (ii) an additional 1/48th of such shares at the conclusion of each additional one-month period thereafter until November 18, 2019. The Company performance targets were not met and the 50,000 shares were cancelled.

Max Schroedl, Mr. Schroedl currently serves as our Chief Financial Officer effective March 7, 2017.  Mr. Schroedl, served as Vice President of Finance and Principal Financial Officer of the Company since May 2016. Mr. Schroedl served as Controller of the company from January 2016 to May 2016. As the Chief Financial Officer of the Company, Mr. Schroedl receives an annual base salary of $100,000. In addition, Mr. Schroedl is eligible to receive an annual performance bonus based on the Company achieving certain net income targets, all subject to approval by the Company’s Compensation and Governance Committee. In connection with his appointment as the Company’s Chief Financial Officer, the Company also granted Mr. Schroedl stock options to purchase 100,000 shares of common stock, with an exercise price of $0.49 per share (the closing price of the Company’s common stock on the date of the grant) on December 8, 2016. The option vests at a rate of 25% on January 29, 2017 and an additional 1/48th vests each additional one-month period thereafter until January 29, 2020.

In January 2016, Mr. Schroedl was granted stock options to purchase 50,000 shares of common stock, with an exercise price of $0.43 per share (the closing price of our common stock on the date of the grant). This option vests at a rate of 25% on January 29, 2017 and an additional 1/48th vests each additional one-month period thereafter until January 29, 2020. In May 2016, Mr. Schroedl was granted an additional stock option for the purchase of 50,000 shares of common stock, with an exercise price of $0.69 per share (the closing price of our common stock on the date of the grant), and vests in the same manner as his initial grant.

Outstanding Equity Awards at Fiscal Year-End 2016 Table

The following table presents information about outstanding equity awards held by each of the Named Executive Officers as of December 31, 2016.

		Option Awards
		Number of Securities Underlying Unexercised Options (#)
Name	Grant Date	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date
Jennifer L. Cue	12/21/2015	250,000	—	$0.41	12/21/2025
	12/13/2011	10,000	—	0.49	12/13/2021
	9/12/2011	10,000	—	0.83	9/12/2021
Eric Chastain	12/8/2016	—	50,000	0.49	12/8/2026
	12/8/2016	—	50,000	0.49	12/8/2026
	11/18/2015	13,542	36,458	0.41	11/18/2025
	12/12/2013	37,500	12,500	0.47	12/12/2023
	1/24/2013	100,000	—	0.27	1/24/2023
	12/6/2012	15,000	—	0.31	12/6/2022
	4/12/2010	10,000	—	0.81	4/12/2020
	3/16/2009	15,500	—	0.80	3/16/2019
	3/27/2008	11,250	—	3.27	3/27/2018
Max Schroedl	12/8/2016	—	100,000	0.49	12/8/2026
	5/3/2016	—	50,000	0.69	5/3/2026
	1/29/2016	—	50,000	0.43	1/29/2026

___________________

(1)

Ms. Cue's stock options vested as follows:

• 2015 December stock option grant was fully vested upon grant;

• 2011 stock option grants in 2011 vested in full on the one-year anniversary from the respective date of grant

(2)

Mr. Chastain's stock options vest as follows:

•2016 stock option grant in December 2016 vests over a period of 48 months, with 25% vesting after one year and an additional 1/48th each one-month period of continuous service completed thereafter;

•2016 stock option grant in December 2016 cliff vests March 31, 2018 if certain quantitative Company performance metrics are met;

•2015 stock option grant in November 2015 vests over a period of 48 months, with 25% vesting after one year and an additional 1/48th each one-month period of continuous service completed thereafter;

• 2013 stock option grant in December 2013 vests over a period of 48 months, with 25% vesting after one year and an additional 1/48th each one-month period of continuous service completed thereafter;

• 2013 stock option grant in January 2013 vests and becomes exercisable at a rate of 1/24 each month and will become fully exercisable on the two-year anniversary of the date of grant subject his continuous service;

• 2012 stock option vested in full on the one-year anniversary of the date of grant;
• 2008, 2009 and 2010 stock options vested over a period of 42 months, with 14.29% vesting on each six-month anniversary of the grant date
(3)

Mr. Schroedl's stock options vest as follows:

•2016 stock option grants in January 2016, May 2016 and December 2016 vest over a period of 48 months, with 25% vesting after one year and an additional 1/48th each one-month period of continuous service completed thereafter;

Additional Narrative Disclosure

As described above under “Narrative Disclosure to Summary Compensation Table,” our employment agreement with Ms. Cue, our CEO provides for certain benefits in the event of termination or change of control.

In addition, both our 2002 Equity Plan and our 2011 Incentive Plan provide for accelerated vesting of all unvested awards upon a corporate transaction, irrespective of the scheduled vesting date for these awards, unless the awards are assumed or substituted for by the successor company. For purposes of each plan, a “corporate transaction” means any of the following events:

2002 Equity Plan

•

Consummation of any merger or consolidation in which we are not the continuing or surviving corporation, or pursuant to which shares of our common stock are converted into cash, securities or other property and our shareholders (immediately prior to such merger or consolidation) own less than 50% of the outstanding voting securities of the surviving corporation after the merger or consolidation;

•	Consummation of any sale, lease, exchange or other transfer in one transaction, or a series of related transactions, of all or substantially all of our assets; or
•	Shareholder approval of any plan or proposal for our liquidation or dissolution.

2011 Incentive Plan:

•	Consummation of a merger or consolidation of the Company with or into any other company;
•

Consummation of a statutory share exchange pursuant to which our outstanding shares are acquired or a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of our outstanding voting securities; or

•	Consummation of a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of our assets.

Compensation Practices

We have evaluated the risks arising from our compensation policies and practices for our employees and concluded that such risks are not reasonably likely to have a material adverse effect on the Company. In this regard, the following factors, among others, were considered:

•	Compensation is in line with the Company’s business plan and discourages inappropriate risk-taking for short-term gains;
•

Long-term incentive compensation is primarily in the form of stock options that generally vest over multiple year periods, thereby aligning the interests of management and other key employees with the long-term interests of our stockholders;

•	Annual cash bonuses are discretionary and are not governed by a fixed formula; and
•	Sales commissions are not an element of our compensation practices for our Named Executive Officers or other senior management.

DIRECTOR COMPENSATION

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. In setting director compensation, the Board of Directors considers the significant amount of time that directors expend in fulfilling their duties as well as the skill level required of members of the Board of Directors.

In addition to cash and stock-based compensation, non-employee directors are reimbursed for their out-of-pocket expenses, in accordance with our reimbursement policies, incurred in attending meetings of the Board of Directors and committee meetings and conferences with our management. We also maintain liability insurance for all of our directors and executive officers: Ms. Cue, our sole director who is also an employee, receives no compensation for her service as a  director.

2016 Standard Cash Compensation

We pay cash compensation to our non-employee directors for their service on the Board and Committees. Under our standard director compensation structure, each non-employee director received the following cash compensation for his or her service in 2016

Non-employee ("NE") Director Annual Retainer	$3,000
NE Director Board Meeting Attendance Fee (telephonic)	1,000 (500)
NE Director Committee Meeting Attendance Fee - live or telephonic	500
Chair of Board of Directors Annual Retainer	2,500
Chair of Audit Committee Annual Retainer	1,000
Chair of Compensation and Governance Committee Annual Retainer	750

Chair of Nominating Committee Annual Retainer	750

2016 Standard Equity Compensation

We grant equity compensation to our non-employee directors for their service on the Board. Each non-employee director receives an annual stock option grant for 50,000 shares of common stock, with an exercise price equal to the fair market value of the common stock on the date of grant and a term of ten years, or can elect to receive an equivalent grant of shares of restricted stock. Stock option awards and restricted stock grants made to non-employee directors vest in full one year from the date of grant.  In 2016, the director annual stock option grant was made on the first business day in January.

2016 Non-Standard Compensation

Non-employee directors can elect to receive payment of all or any portion of their cash compensation in the form of shares of our fully vested common stock in lieu of cash. Our Compensation Committee has approved this practice since June 2010. No directors elected to receive shares in lieu of payment of all or any portion of their cash compensation during 2016.

2016 Director Compensation Table

The following table presents information about compensation earned by or paid to non-employee directors during 2016:

Name	Fees Earned ($)	Option Awards ($)(1)	Total ($)
Mills A. Brown	$9,250	$14,452	$23,702
Richard V. Cautero	10,500	14,452	24,952
Michael M. Fleming	15,000	14,452	29,452
Matthew K. Kellogg	10,750	14,452	25,202
Susan A. Schreter	12,500	14,452	26,952

____________

(1)

Represents the aggregate grant date fair value for awards granted in 2016 in accordance with ASC Topic 718. See Note 9 of the consolidated financial statements in our 2016 Annual Report regarding the assumptions underlying the valuation of equity awards. As of December 31, 2016, each non-employee director had the following number of options outstanding: Mr. Brown, 260,000; Mr. Cautero, 220,000; Mr. Fleming, 325,000; Mr. Kellogg, 425,000; and Ms. Schreter, 275,000.

Stock Ownership Guidelines

In August 2007, the Board of Directors implemented stock ownership guidelines for its non-employee directors to further align their interests with those of shareholders. For non-employee directors, stock ownership guidelines are set at a value equal to three times their annual cash retainer and other Board fees paid to such director over the prior twelve months. Under these guidelines, non-employee directors are encouraged to increase their ownership of our common stock to meet these ownership requirements within three years of becoming a director, or within three years of the adoption of the guidelines, whichever is later. The required ownership level for each director is re-calculated as of June 30 of every third year. Shares that count toward these ownership guidelines include:

•	shares of common stock purchased on the open market;
•	common stock obtained and held through stock option exercises; and
•	vested restricted stock and in-the-money vested stock options.

For as long as a director continues to serve on the Board, he or she may sell no more than 33% of his or her vested stock holdings in any one quarter. However, directors may sell enough shares to cover their income tax liability on vested grants. The Board may approve exceptions to these guidelines on a case-by-case basis.

As of the date of this Proxy Statement, all nonemployee directors met the ownership level under the stock ownership guidelines based on the ownership level established as of June 30, 2016.

TRANSACTIONS WITH RELATED PERSONS

During the period from the beginning of fiscal year 2016 through the date of this Proxy Statement, there have been no related person transactions required to be disclosed pursuant to Item 404(a) or Item 404(d)(1) of Regulation S-K.

The Board of Directors, upon the recommendation of the Audit Committee, has adopted a written policy for the review and approval or ratification of related person transactions. Under the policy, our directors and executive officers are expected to disclose to our principal financial officer (or, if the transaction involves the principal financial officer, to the Chief Executive Officer) (either, as applicable, the “Designated Officer”) the material facts of any transaction that could be considered a related person transaction promptly upon gaining knowledge of the transaction. A related person transaction is generally defined as any transaction required to be disclosed under Item 404(a) of Regulation S-K, the SEC's related person transaction disclosure rule, except that our policy does not contain a dollar threshold for a transaction to be considered a related person transaction.

If the Designated Officer determines that the transaction is a related person transaction under SEC’s rules, the Designated Officer will notify the Chair of the Audit Committee and submit the transaction to the Audit Committee, which will review and determine whether to approve or ratify the transaction.

When determining whether to approve or ratify a related person transaction, the Audit Committee will review relevant facts regarding the related person transaction, including:

•	the extent of the related person's interest in the transaction;
•	whether the terms are comparable to those generally available in arm's-length transactions; and
•	whether the related person transaction is consistent with the best interests of the Company.

The related person involved in the related person transaction may participate in the approval/ratification process only to provide additional information as needed for the Audit Committee's review. If any related person transaction is not approved or ratified by the Audit Committee, the Audit Committee may take such action in respect of the transaction as it may deem necessary or desirable in the best interests of the Company and its shareholders. If any related person transaction is ongoing or is part of a series of transactions, the Audit Committee may establish guidelines as necessary to appropriately review the ongoing related person transaction. After initial approval/ratification of the transaction, the Audit Committee will review the related person transaction on a regular basis (at least annually).

The Audit Committee is authorized to administer our related person transactions policy, and may amend, modify and interpret the policy as it deems necessary or desirable. Any material amendments or modifications to the policy will be reported to the full Board at its next regularly scheduled meeting. In addition the Audit Committee will conduct an annual review and assessment of the policy.

REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board of Directors serves as the representative of the Board for general oversight of our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Management has primary responsibility for preparing our financial statements, our internal controls and our financial reporting process. Our independent registered public accounting firm (“independent accountants”), Peterson Sullivan LLP (“Peterson Sullivan”), is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and issuing their report.

In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements for fiscal year 2016 with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by PCAOB Auditing Standard No. 16 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’

communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants the independent accountants' independence.

Based upon the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Susan A. Schreter, Chair

Richard V. Cautero

Michael M. Fleming

Policy for Approval of Audit and Permitted Non-Audit Services

All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Peterson Sullivan, our independent registered public accounting firm, was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s charter requires that the Audit Committee review the scope and extent of audit services to be provided, including the engagement letter, prior to the annual audit, and review and pre-approve all audit fees to be charged by the independent auditors. In addition, the charter requires the Audit Committee to pre-approve all additional non-audit matters, if any, to be provided by the independent auditors.

Audit and Related Fees

The following table sets forth the aggregate fees billed by Peterson Sullivan for professional services rendered in fiscal years ended December 31, 2016 and 2015.

	2016	2015
Audit Fees	$95,000	$93,000
Audit-Related Fees	—	—
Tax Fees	22,000	22,000
All Other Fees	—	—

____________

(1)

“Audit Fees” represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements included in our reports on Form 10-Q, and audit services provided in connection with other statutory or regulatory filings.

(2)	“Audit-Related Fees” generally represent fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements.
(3)	“Tax Fees” generally represent fees for tax advice.

All the above services were pre-approved by the Audit Committee.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Peterson Sullivan as our independent registered public accounting firm for the 2017 fiscal year, and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. Representatives of Peterson Sullivan are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Shareholder ratification of the selection of Peterson Sullivan as our independent registered public accounting firm is not required. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Audit Committee is submitting the selection of Peterson Sullivan to the shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Peterson Sullivan, and may continue to retain Peterson Sullivan or choose to retain another firm without resubmitting the matter to the shareholders. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and our shareholders.

The Board of Directors Recommends a Vote “FOR” Proposal 2

PROPOSAL 3 — ADVISORY VOTE ON COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS (“SAY ON PAY”)

We are asking shareholders to approve a non-binding advisory resolution (commonly referred to as a “say-on-pay” resolution) on our executive compensation as reported in this proxy statement.  This proposal gives our shareholders the opportunity to express their views on the compensation of our named executive officers.

We urge shareholders to read the Executive Compensation section above (beginning on page 10), including the Summary Compensation Table and the other related compensation tables and narrative, which provide detailed information on the compensation of our named executive officers.

We believe that our executive compensation program provides balanced compensation elements, with goals of motivating and rewarding the efforts of our named executive officers, while carefully managing our cash assets and compensation expense, and also aligning the long-term interests of the named executive officers with the long-term interests of our shareholders.

For these reasons, the Board recommends a vote in favor of the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of Jones Soda Co. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s Annual Meeting.

This advisory “say-on-pay” resolution is not binding on the Board.  Although non-binding, the Board and the Compensation Committee value the opinions expressed by shareholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Unless the Board modifies its policy on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at the 2018 Annual Meeting of Shareholders.

The Board of Directors Recommends a Vote “FOR” Proposal 3

SHAREHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

Shareholder Proposals

We currently intend to hold the 2018 Annual Meeting of Shareholders in May 2018. Eligible shareholders who wish to present proposals for action at the 2018 Annual Meeting of Shareholders in accordance with the SEC Rule 14a-8 for inclusion in our Proxy Statement must submit their proposals in writing to our Corporate Secretary, at 66 S. Hanford St., Suite 150, Seattle, WA 98134 no later than the close of business on December 4,  2017. As described in the rules of the SEC, simply submitting a proposal does not guarantee that it will be included.

In addition, as set forth in our Bylaws, any shareholder who intends to present a proposal at the 2018 Annual Meeting (other than a director nomination) must deliver notice to the Secretary of the Company no later than 90 days and no earlier than 120 days before the first anniversary of the date of the prior year's annual meeting. This means that for the 2018 Annual Meeting, we must receive notice no earlier than January 9, 2018 and no later than February 8, 2018, or such proposal will be considered untimely. Section 2.6.2 of the Bylaws also requires the shareholder to provide additional specified information regarding the business that the shareholder proposes to bring before the meeting.

In addition, shareholders who intend to nominate persons for election to the Board of Directors at the 2018 Annual Meeting of Shareholders must provide advance written notice of such nomination in the manner required by our Bylaws. Written notice of nominations, complying with Section 17 of Article IV of the Bylaws, must be delivered or mailed by first class United States mail, postage pre-paid, to the Secretary of the Company not less than 14 days nor more than 50 days prior to the date of the 2018 Annual Meeting of Shareholders; provided, however, that if less than 21 days' notice of the meeting is given to the shareholders, such written notice shall be delivered or mailed, as prescribed above, to the Secretary of the company not later than 5:00 p.m. on the seventh day following the day on which notice of the meeting was mailed to the shareholders.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

HOUSEHOLDING OF PROXIES

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more shareholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time a separate copy of our annual report or proxy statement, by sending a written request to Jones Soda Co., 66 S. Hanford St., Suite 150, Seattle, WA 98134, Attention: Investor Relations or calling us at 206-624-3357.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. If, at any time, you and another shareholder sharing the same address wish to participate in householding and prefer to receive a single copy of our annual report or proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Jones Soda Co., 66 S. Hanford St., Suite 150, Seattle, WA 98134, Attention: Investor Relations or calling us at 206-624-3357.

INTERNET VOTING

The Company is incorporated under Washington law, which specifically permits electronically transmitted proxies, provided that the transmission set forth or be submitted with information from which it can reasonably be determined that the transmission was authorized by the shareholder. The electronic voting procedures provided for the Annual Meeting are designed to authenticate each shareholder by use of a control number to allow the shareholder to vote their shares and to confirm that their instructions have been properly recorded.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the shares represented by the proxies on each of such matters, in accordance with their best judgment.

By Order of the Board of Directors,

Jennifer L. Cue
Chief Executive Officer

March 23, 2017

*** Exercise Your *Right* to Vote ***

JONES SODA CO.

JONES SODA CO.

JONES SODA CO.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 17, 2017
Date: May 10, 2017 **Time:** 2:00 p.m., Local Time
Location: Jones Soda Co.
66 S. Hanford St., Ste 150
Seattle, Washington 98134

Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/JSDA2017.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E23987-P87532

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:

Before The Meeting: Go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting: Go to *www.virtualshareholdermeeting.com/JSDA2017.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E23988-P87532

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

   Nominees:

   01) Richard V. Cautero
   02) Jennifer L. Cue
   03) Michael M. Fleming
   04) Matthew K. Kellogg
   05) Susan A. Schreter

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

3. A non-binding advisory resolution on our executive compensation as represented in the proxy statement ("say-on-pay").

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

E23989-P87532

JONES SODA CO.

JONES SODA CO.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/JSDA2017

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E23981-P87532 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JONES SODA CO.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Richard V. Cautero
02) Jennifer L. Cue
03) Michael M. Fleming
04) Matthew K. Kellogg
05) Susan A. Schreter

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
3. A non-binding advisory resolution on our executive compensation as represented in the proxy statement ("say-on-pay").	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date